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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-101601) of CTI Group (Holdings) Inc. and its subsidiaries of our report dated March 28, 2005 relating to the financial statements, which appears in this Form 10-KSB.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Indianapolis, IN
March 31, 2005

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